UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05497

Western Asset Municipal High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2013

WESTERN ASSET

MUNICIPAL HIGH

INCOME FUND INC.

(MHF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income exempt from federal income taxes.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Municipal High Income Fund Inc. for the twelve-month reporting period ended October 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

November 29, 2013

II	Western Asset Municipal High Income Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended October 31, 2013 (the "reporting period"), but the pace was mixed. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then accelerated, as first quarter 2013 GDP growth was 1.1%, supported by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The U.S. Department of Commerce's initial reading for third quarter 2013 GDP growth, released after the reporting period ended, was 2.8%. Stronger growth was driven, in part, by a deceleration in imports and increased private inventory investment and state and local government spending.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. Unemployment fell to 7.7% in February 2013 and edged lower over much of the next seven months to reach 7.2% in September 2013, its lowest reading since November 2008. Unemployment then ticked up to 7.3% in October. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in October, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 3.2% on a seasonally adjusted basis in October 2013 versus the previous month, but were 6.0% higher than in October 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,500 in October 2013, up 12.8% from October 2012. This marked the eleventh consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in October 2013 was 1.8% lower than the previous month at a 5.0 month supply at the current sales pace and was 0.9% higher than in October 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index ("PMI")ii, after expanding the prior two months, the PMI fell to 49.5 in November 2012. This represented the PMI's lowest reading since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing then expanded over the next five months, before contracting again in May 2013, with a PMI of 49.0. However, this was a temporary setback, as the PMI rose over the next five months and was 56.4 in October, the best reading since April 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been

Western Asset Municipal High Income Fund Inc.	III

Investment commentary (cont’d)

the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities ("MBS"), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold "…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored." At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said "…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear." In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it "…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases." Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed's meeting that concluded on October 30, 2013, the Fed maintained its asset purchase program and said that "Asset purchases are not on a preset course, and the Committee's decisions about their pace will remain contingent on the Committee's economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

November 29, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Municipal High Income Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income exempt from federal income taxes. The Fund invests primarily in intermediate- and long-term municipal debt securities issued by state and local governments. However, the Fund may invest in municipal obligations of any maturity. The Fund may invest in non-publicly traded municipal securities, zero-coupon municipal obligations and non-appropriation or other municipal lease obligations.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Robert E. Amodeo, David T. Fare and Dennis J. McNamara. It is anticipated that Mr. Walsh will step down as a member of the Fund's portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the Fund's portfolio management team at that time. Mr. Leech has been employed by Western Asset as an investment professional for more than 20 years.

Q. What were the overall market conditions during the Fund's reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion and generated mixed results versus equal-durationi Treasuries over the twelve months ended October 31, 2013. Risk aversion was prevalent at times given shifting economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)ii and the U.S government's sixteen day partial shutdown which ended on October 16, 2013.

Both short- and long-term Treasury yields moved higher during the twelve months ended October 31, 2013. Two-year Treasury yields rose from 0.30% at the beginning of the period to 0.31% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low as 0.20% in early May 2013. Ten-year Treasury yields were 1.72% at the beginning of the period and 2.57% at the end of the period. Their peak of 2.98% also occurred on September 5, 2013 and their low of 1.58% took place in mid-November 2012.

The municipal bond market underperformed its taxable bond counterpart during the 12 months ended October 31, 2013. Over that period, the Barclays Municipal Bond Indexiii and the Barclays U.S. Aggregate Indexiv fell 1.72% and 1.08%, respectively. The municipal bond market lagged the taxable bond market during seven of the twelve months covered by this report. In addition to the negative impact of higher interest rates, investor sentiment for municipal bonds was weak at times given the negative fallout from the city of Detroit's bankruptcy filing.

Western Asset Municipal High Income Fund Inc. 2013 Annual Report	1

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. There were only minor changes to the Fund during the reporting period, as we were generally comfortable with its sector, duration and yield curvev positioning. The Fund opportunistically employed the use of short U.S. Treasury futures during the reporting period to manage duration. This strategy contributed to the Fund’s performance during the period.

Performance review

For the twelve months ended October 31, 2013, Western Asset Municipal High Income Fund Inc. returned -3.41% based on its net asset value (“NAV”)vi and -14.91% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Municipal Bond Index, returned -1.72% for the same period. The Lipper High Yield Municipal Debt Closed-End Funds Category Averagevii returned -3.37% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.38 per share.** The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of October 31, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2013
Price Per Share	12-Month Total Return*
$7.55 (NAV)	-3.41	%†
$6.85 (Market Price)	-14.91	%‡

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its security selection of BB-rated and BBB-rated municipal securities. The Fund’s underweight to holdings in Puerto Rico contributed to results as Commonwealth bonds underperformed the benchmark during the reporting period. Elsewhere, an underweight to the Special Tax sector was beneficial given its underperformance versus the benchmark.

Q. What were the leading detractors from performance?

A. Although security selection in BB-rated and BBB-rated securities contributed to

**	Distributions paid by the Fund may be comprised of income, capital gains and/or return of capital. For the character of distributions paid during the fiscal year ended October 31, 2013, please refer to page 19 of this report.

2	Western Asset Municipal High Income Fund Inc. 2013 Annual Report

relative performance, the largest detractor to performance was our overweight relative to the benchmark’s overall weighting in BB- and BBB-rated categories.

Duration and yield curve positioning were negatives for performance. The Fund’s duration was longer than that of the benchmark, which was not rewarded as rates moved higher during the reporting period. From a yield curve perspective, the Fund maintained an overweight to the 22+ year portion of the municipal yield curve. This negatively impacted performance as longer-term securities underperformed shorter-term securities.

Looking for additional information?

The Fund is traded under the symbol “MHF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Municipal High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 14, 2013

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Municipal High Income Fund Inc. 2013 Annual Report	3

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 11 funds in the Fund’s Lipper category.

4	Western Asset Municipal High Income Fund Inc. 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2013 and October 31, 2012 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Municipal High Income Fund Inc. 2013 Annual Report	5

Spread duration (unaudited)

Economic Exposure — October 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
MHF	— Western Asset Municipal High Income Fund Inc.

6	Western Asset Municipal High Income Fund Inc. 2013 Annual Report

Effective duration (unaudited)

Interest Rate Exposure — October 31, 2013

Total Effective Duration
MHF	— 9.10 years
Benchmark	— 7.52 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays Municipal Bond Index
MHF	— Western Asset Municipal High Income Fund Inc.

Western Asset Municipal High Income Fund Inc. 2013 Annual Report	7

Schedule of investments

October 31, 2013

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 96.9%
Arizona — 1.9%
Pima County, AZ, IDA Revenue, Tucson Electric Power Co.	5.750%	9/1/29	$1,000,000	$1,012,820
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	1,500,000	1,487,490
University Medical Center Corp., AZ, Hospital Revenue	6.250%	7/1/29	500,000	542,450
Total Arizona				3,042,760
California — 8.3%
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	3,000,000	2,621,040
California State Public Works Board, Lease Revenue, Various Capital Projects	5.125%	10/1/31	1,500,000	1,578,030
California Statewide CDA, Student Housing Revenue:
Provident Group-Pomona Properties LLC	5.600%	1/15/36	505,000	432,947
Provident Group-Pomona Properties LLC	5.750%	1/15/45	360,000	302,792
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	2,000,000	2,525,360
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	4,500,000	5,445,990
Redding, CA, Redevelopment Agency, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/29	600,000	587,754
Total California				13,493,913
Colorado — 4.8%
Colorado Educational & Cultural Facilities Authority Revenue:
Cheyenne Mountain Charter Academy	5.250%	6/15/25	680,000	676,457
Cheyenne Mountain Charter Academy	5.125%	6/15/32	510,000	467,833
Elbert County Charter	7.375%	3/1/35	785,000	754,401
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	4,000,000	4,600,080
Reata South Metropolitan District, CO, GO	7.250%	6/1/37	1,000,000	871,760
Southlands, CO, Metropolitan District No. 1, GO	7.125%	12/1/34	500,000	536,785	(a)
Total Colorado				7,907,316
Delaware — 4.2%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	4,000,000	3,809,640
Sussex County, DE, Recovery Zone Facility Revenue, NRG Energy Inc., Indian River Power LLC	6.000%	10/1/40	3,000,000	3,124,500
Total Delaware				6,934,140
District of Columbia — 2.5%
District of Columbia COP, District Public Safety & Emergency, AMBAC	5.500%	1/1/20	1,895,000	1,907,014
District of Columbia Revenue:
Friendship Public Charter School Inc.	5.000%	6/1/42	2,000,000	1,762,740
KIPP Charter School	6.000%	7/1/33	200,000	209,688
KIPP Charter School	6.000%	7/1/43	250,000	257,548
Total District of Columbia				4,136,990

See Notes to Financial Statements.

8	Western Asset Municipal High Income Fund Inc. 2013 Annual Report

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Florida — 3.5%
Beacon Lakes, FL, Community Development District, Special Assessment	6.900%	5/1/35	$100,000	$100,297
Bonnet Creek Resort Community Development District, Special Assessment	7.500%	5/1/34	1,250,000	1,188,713
Martin County, FL, IDA Revenue, Indiantown Cogeneration LP Project	4.200%	12/15/25	1,500,000	1,266,390	(c)
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	1,385,000	1,387,853
Reunion, FL, East Community Development District, Special Assessment	7.375%	5/1/33	615,000	430,500	(b)
Santa Rosa, FL, Bay Bridge Authority Revenue	6.250%	7/1/28	932,789	401,099	(b)
University of Central Florida, COP, FGIC	5.000%	10/1/25	1,000,000	1,006,450
Total Florida				5,781,302
Georgia — 3.9%
Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project	5.000%	7/1/32	2,000,000	2,070,720
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	2,000,000	2,271,700
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	1,000,000	1,072,540
Franklin County, GA, Industrial Building Authority Revenue, Emmanuel College Inc.	6.000%	11/1/32	1,000,000	874,030
Total Georgia				6,288,990
Hawaii — 1.7%
Hawaii State Department of Budget & Finance Special Purpose Revenue:
Craigside Retirement Residence	7.500%	11/15/15	375,000	375,874
Craigside Retirement Residence	8.750%	11/15/29	200,000	224,044
Hawaiian Electric Co.	6.500%	7/1/39	2,000,000	2,191,360
Total Hawaii				2,791,278
Illinois — 1.7%
Illinois Finance Authority Revenue:
Park Place of Elmhurst	8.125%	5/15/40	1,000,000	919,630
Refunding, Chicago Charter School Project	5.000%	12/1/26	1,000,000	1,003,070
Illinois State Finance Authority Revenue, Franciscan Communities Inc.	5.250%	5/15/47	1,000,000	856,600
Total Illinois				2,779,300
Indiana — 1.6%
County of St. Joseph, IN, EDR:
Holy Cross Village Notre Dame Project	6.000%	5/15/26	285,000	288,984
Holy Cross Village Notre Dame Project	6.000%	5/15/38	550,000	538,247

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2013 Annual Report	9

Schedule of investments (cont’d)

October 31, 2013

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Indiana — continued
Indiana State Finance Authority Revenue, Private Activity Ohio River Bridges East End Crossing Project	5.000%	7/1/48	$2,000,000	$1,764,720	(c)
Total Indiana				2,591,951
Iowa — 1.4%
Iowa State Finance Authority Midwestern Disaster Area Revenue:
Iowa Fertilizer Co. Project	5.000%	12/1/19	500,000	485,215
Iowa Fertilizer Co. Project	5.250%	12/1/25	2,025,000	1,850,202
Total Iowa				2,335,417
Kansas — 0.7%
Salina, KS, Hospital Revenue, Refunding & Improvement Salina Regional Health	5.000%	10/1/22	1,150,000	1,202,417
Kentucky — 1.3%
Owen County, KY, Waterworks System Revenue, Kentucky American Water Co. Project	6.250%	6/1/39	2,000,000	2,095,440
Louisiana — 0.3%
Epps, LA, COP	8.000%	6/1/18	775,000	426,684
Maryland — 2.0%
Maryland State Health & Higher EFA Revenue, Mercy Medical Center	6.250%	7/1/31	3,000,000	3,259,710
Massachusetts — 1.1%
Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project	7.875%	3/1/25	740,000	650,097	(c)
Massachusetts State DFA Revenue, Tufts Medical Center Inc.	6.875%	1/1/41	1,000,000	1,107,740
Total Massachusetts				1,757,837
Michigan — 3.9%
Detroit, MI, Water Supply System Revenue, Senior Lien	5.250%	7/1/41	2,000,000	1,841,480
Gaudior Academy, COP	7.250%	4/1/34	1,000,000	953,960
Michigan State Strategic Fund Limited Obligation Revenue:
Evangelical Homes of Michigan	5.250%	6/1/32	500,000	458,845
Evangelical Homes of Michigan	5.500%	6/1/47	750,000	677,160
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	2,000,000	2,404,240
Total Michigan				6,335,685
Missouri — 1.2%
Missouri State HEFA Revenue:
Lutheran Senior Services	6.000%	2/1/41	500,000	518,640
Refunding, St. Lukes Episcopal	5.000%	12/1/21	1,300,000	1,389,544
Total Missouri				1,908,184

See Notes to Financial Statements.

10	Western Asset Municipal High Income Fund Inc. 2013 Annual Report

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Nebraska — 2.0%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3	5.000%	9/1/42	$3,340,000	$3,289,600
New Jersey — 3.0%
New Jersey State EDA Revenue, Refunding	6.875%	1/1/37	5,000,000	4,844,850	(c)
New Mexico — 0.6%
Otero County, NM, COP, Jail Project Revenue	7.500%	12/1/24	1,000,000	975,120
New York — 1.4%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	2,000,000	2,104,420
New York City, NY, IDA, Civic Facilities Revenue, Special Needs Facilities Pooled Program	8.125%	7/1/19	155,000	155,530
Total New York				2,259,950
Ohio — 3.0%
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	1,385,000	1,386,094
Miami County, OH, Hospital Facilities Revenue, Refunding and Improvement Upper Valley Medical Center	5.250%	5/15/21	1,500,000	1,569,630
Ohio State Water Development Authority, Environmental Improvement Revenue, U.S. Steel Corp. Project	6.600%	5/1/29	2,000,000	2,014,760
Total Ohio				4,970,484
Oklahoma — 1.5%
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project	6.875%	11/1/23	1,300,000	1,326,884
Montereau Inc. Project	7.125%	11/1/30	1,000,000	1,063,030
Total Oklahoma				2,389,914
Pennsylvania — 4.8%
Monroe County, PA, Hospital Authority Revenue, Pocono Medical Center	5.000%	1/1/27	1,000,000	1,018,030
Montgomery County, PA, IDA Revenue:
Acts Retirement-Life Communities	5.000%	11/15/28	1,400,000	1,368,178
Acts Retirement-Life Communities	5.000%	11/15/29	1,350,000	1,303,776
Pennsylvania Economic Development Financing Authority, Health Systems Revenue, Albert Einstein Healthcare	6.250%	10/15/23	2,000,000	2,149,440
Philadelphia, PA, Authority for IDR:
Discovery Charter School Inc. Project	6.250%	4/1/37	500,000	480,970
Host Marriot LP Project, Remarketed 10/31/95	7.750%	12/1/17	1,000,000	1,000,080	(c)
Performing Arts Charter School Project	6.000%	6/15/23	500,000	494,935	(d)
Total Pennsylvania				7,815,409

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2013 Annual Report	11

Schedule of investments (cont’d)

October 31, 2013

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Puerto Rico — 1.7%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	$500,000	$431,400
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	1,500,000	1,177,410
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/43	1,500,000	1,131,150
Total Puerto Rico				2,739,960
Tennessee — 1.5%
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project	5.750%	9/1/37	2,500,000	2,375,550
Texas — 24.8%
Brazos River, TX, Harbor Industrial Development Corp., Environmental Facilities Revenue, Dow Chemical Co.	5.900%	5/1/28	1,500,000	1,560,390	(c)(e)(f)
Burnet County, TX, Public Facility Project Revenue	7.500%	8/1/24	1,335,000	883,343
Central Texas Regional Mobility Authority Revenue	5.000%	1/1/42	2,000,000	1,712,760
Dallas-Fort Worth, TX, International Airport Revenue, Joint Improvement	5.000%	11/1/42	4,000,000	3,755,760	(c)
Grand Parkway Transportation Corp., TX, System Toll Revenue, Convertible Cabs	0.000%	10/1/35	1,500,000	896,160
Gulf Coast, TX, IDA Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	1,000,000	940,780	(c)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	2,000,000	2,162,740
Houston, TX, Airport System Revenue:
Special Facilities, Continental Airlines Inc. Projects	6.125%	7/15/27	2,750,000	2,683,835	(c)
Special Facilities, Continental Airlines Inc., Terminal Projects	6.500%	7/15/30	1,000,000	1,004,680	(c)
Special Facilities, Continental Airlines Inc., Terminal Projects	6.625%	7/15/38	1,000,000	1,004,350	(c)
Laredo, TX, ISD Public Facility Corp., Lease Revenue, AMBAC	5.000%	8/1/29	1,000,000	1,006,710
Love Field Airport Modernization Corp., TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	6,000,000	5,914,800
Midlothian, TX, Development Authority, Tax Increment Contract Revenue	6.200%	11/15/29	1,000,000	1,000,830
North Texas Tollway Authority Revenue	5.750%	1/1/40	2,500,000	2,633,525	(g)
Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project	9.000%	10/1/30	2,000,000	920,000	(b)
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	2,000,000	2,162,340
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	4,000,000	4,372,000
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/28	1,500,000	1,492,050
Texas State Public Finance Authority:
Charter School Finance Corp. Revenue, Cosmos Foundation Inc.	6.200%	2/15/40	1,000,000	1,082,340
Uplift Education	5.750%	12/1/27	1,500,000	1,535,385

See Notes to Financial Statements.

12	Western Asset Municipal High Income Fund Inc. 2013 Annual Report

Western Asset Municipal High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
West Texas Detention Facility Corp. Revenue	8.000%	2/1/25	$1,865,000	$1,323,404
Willacy County, TX, PFC Project Revenue, County Jail	7.500%	11/1/25	445,000	429,033
Total Texas				40,477,215
U.S. Virgin Islands — 1.7%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	2,500,000	2,719,850
Virginia — 3.4%
Chesterfield County, VA, EDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric Power Co. Project	5.600%	11/1/31	2,500,000	2,578,200	(c)
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.250%	1/1/32	1,000,000	994,140	(c)
Elizabeth River Crossings OpCo LLC Project	5.500%	1/1/42	2,000,000	2,002,560	(c)
Total Virginia				5,574,900
West Virginia — 1.5%
Pleasants County, WV, PCR, Refunding, County Commission, Allegheny Energy Supply Co., LLC	5.250%	10/15/37	2,500,000	2,420,500
Total Investments before Short-Term Investments (Cost — $158,420,046)				157,922,616
Short-Term Investments — 0.8%
New York — 0.8%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, SPA-Dexia Credit Local (Cost — $1,400,000)	0.400%	6/15/33	1,400,000	1,400,000	(h)(i)
Total Investments — 97.7% (Cost — $159,820,046#)				159,322,616
Other Assets in Excess of Liabilities — 2.3%				3,675,414
Total Net Assets — 100.0%				$162,998,030

(a)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(b)	The coupon payment on these securities is currently in default as of October 31, 2013.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Maturity date shown represents the mandatory tender date.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is $159,733,088.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2013 Annual Report	13

Schedule of investments (cont’d)

October 31, 2013

Western Asset Municipal High Income Fund Inc.

Abbreviations used in this schedule:
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
ISD	— Independent School District
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFC	— Public Facilities Corporation
SPA	— Standby Bond Purchase Agreement — Insured Bonds

Summary of Investments by Industry† (unaudited)
Industrial revenue	32.6%
Health care	18.2
Transportation	12.4
Education	8.9
Leasing	6.8
Special tax obligation	6.4
Water & sewer	5.5
Power	3.5
Solid waste/resource recovery	2.6
Other	0.8
Local general obligation	0.5
Housing	0.5
Pre-Refunded/escrowed to maturity	0.4
Short-Term investments	0.9
100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2013 and are subject to change.

See Notes to Financial Statements.

14	Western Asset Municipal High Income Fund Inc. 2013 Annual Report

Western Asset Municipal High Income Fund Inc.

Ratings Table*
Standard & Poor’s/Moody’s/Fitch**
AA/Aa	2.2%
A	25.4
BBB/Baa	42.8
BB/Ba	6.1
B/B	5.4
A-1/VMIG 1	0.9
NR	17.2
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the lowest rating category received from a NRSRO.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2013 Annual Report	15

Statement of assets and liabilities

October 31, 2013

Assets:
Investments, at value (Cost — $159,820,046)	$159,322,616
Cash	36,135
Interest receivable	3,220,746
Receivable for securities sold	1,225,000
Receivable from broker — variation margin on open futures contracts	5,313
Prepaid expenses	14,276
Total Assets	163,824,086

Liabilities:
Distributions payable	669,612
Investment management fee payable	75,586
Accrued expenses	80,858
Total Liabilities	826,056
Total Net Assets	$162,998,030

Net Assets:
Par value ($0.01 par value; 21,600,403 shares issued and outstanding; 500,000,000 shares authorized)	$216,004
Paid-in capital in excess of par value	173,973,592
Overdistributed net investment income	(3,288)
Accumulated net realized loss on investments and futures contracts	(10,686,831)
Net unrealized depreciation on investments and futures contracts	(501,447)
Total Net Assets	$162,998,030

Shares Outstanding	21,600,403

Net Asset Value	$7.55

See Notes to Financial Statements.

16	Western Asset Municipal High Income Fund Inc. 2013 Annual Report

Statement of operations

For the Year Ended October 31, 2013

Investment Income:
Interest	$9,435,586

Expenses:
Investment management fee (Note 2)	943,488
Transfer agent fees	52,621
Audit and tax	48,050
Shareholder reports	36,218
Directors’ fees	26,087
Stock exchange listing fees	23,348
Fund accounting fees	17,762
Legal fees	14,224
Insurance	4,694
Custody fees	1,458
Miscellaneous expenses	14,609
Total Expenses	1,182,559
Net Investment Income	8,253,027

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	95,162
Futures contracts	189,675
Net Realized Gain	284,837
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(14,396,137)
Futures contracts	27,596
Change in Net Unrealized Appreciation (Depreciation)	(14,368,541)
Net Loss on Investments and Futures Contracts	(14,083,704)
Decrease in Net Assets from Operations	$(5,830,677)

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2013 Annual Report	17

Statements of changes in net assets

For the Years Ended October 31,	2013	2012

Operations:
Net investment income	$8,253,027	$8,723,169
Net realized gain	284,837	377,017
Change in net unrealized appreciation (depreciation)	(14,368,541)	11,908,608
Increase (Decrease) in Net Assets From Operations	(5,830,677)	21,008,794

Distributions to Shareholders From (Note 1):
Net investment income	(8,205,946)	(8,825,415)
Decrease in Net Assets From Distributions to Shareholders	(8,205,946)	(8,825,415)

Fund Share Transactions:
Reinvestment of distributions (26,899 and 91,918 shares issued, respectively)	217,025	721,981
Increase in Net Assets From Fund Share Transactions	217,025	721,981
Increase (Decrease) in Net Assets	(13,819,598)	12,905,360

Net Assets:
Beginning of year	176,817,628	163,912,268
End of year*	$162,998,030	$176,817,628
* Includes overdistributed net investment income of:	$(3,288)	$(33,945)

See Notes to Financial Statements.

18	Western Asset Municipal High Income Fund Inc. 2013 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31:
	2013[1]	2012	2011	2010	2009

Net asset value, beginning of year	$8.20	$7.63	$7.84	$7.45	$7.08

Income (loss) from operations:
Net investment income	0.38	0.40	0.42	0.43	0.43
Net realized and unrealized gain (loss)	(0.65)	0.58	(0.19)	0.40	0.38
Total income (loss) from operations	(0.27)	0.98	0.23	0.83	0.81

Less distributions from:
Net investment income	(0.38)	(0.41)	(0.44)	(0.44)	(0.44)
Total distributions	(0.38)	(0.41)	(0.44)	(0.44)	(0.44)

Net asset value, end of year	$7.55	$8.20	$7.63	$7.84	$7.45

Market price, end of year	$6.85	$8.47	$7.52	$7.93	$7.25
Total return, based on NAV[2,3]	(3.41)%	13.17%	3.39%	11.69%	12.30%
Total return, based on Market Price[4]	(14.91)%	18.65%	0.74%	16.09%	18.49%

Net assets, end of year (millions)	$163	$177	$164	$168	$158

Ratios to average net assets:
Gross expenses	0.69%	0.69%	0.68%	0.70%	0.71%
Net expenses[5]	0.69	0.69	0.68	0.70	0.71
Net investment income	4.81	5.09	5.63	5.70	6.17

Portfolio turnover rate	15%	13%	10%	17%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund Inc. 2013 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks high current income exempt from federal income taxes.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

20	Western Asset Municipal High Income Fund Inc. 2013 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Municipal High Income Fund Inc. 2013 Annual Report	21

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$157,922,616	—	$157,922,616
Short-term investments†	—	1,400,000	—	1,400,000
Total investments	—	$159,322,616	—	$159,322,616

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$4,017	—	—	$4,017

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is

22	Western Asset Municipal High Income Fund Inc. 2013 Annual Report

determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$5,326,008	$(5,326,008)
(b)	$(16,424)	16,424	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryfoward.

(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

Western Asset Municipal High Income Fund Inc. 2013 Annual Report	23

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended October 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$25,358,410
Sales	26,594,121

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,199,470
Gross unrealized depreciation	(7,609,942)
Net unrealized depreciation	$(410,472)

At October 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 30-Year Bonds	34	12/13	$4,579,608	$4,583,625	$(4,017)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2013.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$4,017

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

24	Western Asset Municipal High Income Fund Inc. 2013 Annual Report

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$189,675

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$27,596

During the year ended October 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$4,256,048

5. Distributions

On August 15, 2013, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.031 per share, payable on September 27, 2013, November 1, 2013 and November 29, 2013 to shareholders of record on September 20, 2013, October 18, 2013 and November 22, 2013, respectively. The October and November record date distributions were paid subsequent to the year end of this report.

On November 14, 2013, the Board declared three distributions, each in the amount of $0.031 per share, payable on December 27, 2013, January 31, 2014 and February 28, 2014 to shareholders of record on December 20, 2013, January 24, 2014 and February 21, 2014, respectively.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2013	2012
Distributions Paid From:
Tax-exempt income	$8,204,979	$8,820,415
Ordinary income	967	5,270
Total distributions paid	$8,205,946	$8,825,685

Western Asset Municipal High Income Fund Inc. 2013 Annual Report	25

Notes to financial statements (cont’d)

As of October 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$60,609
Capital loss carryforward**	(10,777,806)
Other book/tax temporary differences(a)	(59,880)
Unrealized appreciation (depreciation)(b)	(414,489)
Total accumulated earnings (losses) — net	$(11,191,566)

**	During the taxable year ended October 31, 2013, the Fund utilized $ 351,653 of its capital loss carryforward available from prior years. As of October 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2015	$(1,928,255)
10/31/2016	(2,673,203)
10/31/2017	(6,176,348)
$(10,777,806)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book/tax accretion methods for market discount on fixed income securities.

26	Western Asset Municipal High Income Fund Inc. 2013 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Municipal High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Municipal High Income Fund Inc. (the “Fund”), including the schedule of investments as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Municipal High Income Fund Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2013

Western Asset Municipal High Income Fund Inc. 2013 Annual Report	27

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Municipal High Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

28	Western Asset Municipal High Income Fund Inc.

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor,
Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset Municipal High Income Fund Inc.	29

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Eileen A. Kamerick[2]
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp. (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)
Number of portfolios in fund complex everseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

30	Western Asset Municipal High Income Fund Inc.

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of portfolios in fund complex overseen by Director (including the Fund)	155
Other board memberships held by Director during past five years	None

Western Asset Municipal High Income Fund Inc.	31

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

32	Western Asset Municipal High Income Fund Inc.

Additional Officers cont’d

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasuer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Municipal High Income Fund Inc.	33

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2015, year 2016 and year 2014, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Effective February 1, 2013, Ms. Kamerick became a Director.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of Chairman, President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013, Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

34	Western Asset Municipal High Income Fund Inc.

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Municipal High Income Fund Inc.	35

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

36	Western Asset Municipal High Income Fund Inc.

Dividend reinvestment plan (unaudited)

The Fund’s policy, which may be changed by the Fund’s Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund’s capital shares. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to shareholders at least once a year.

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose capital shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional capital shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own capital shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST, as dividend-paying agent.

The number of capital shares distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the capital shares is equal to or exceeds 98% of net asset value (“NAV”) per share on the determination date (generally, the record date for the distribution), participants will be issued capital shares valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund’s net assets will be proportionately diluted.

If 98% of the NAV per share of the capital shares at the time of valuation (which is the close of business on the determination date) exceeds the market price of capital shares, AST will buy capital shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before AST has completed its purchases, the market price exceeds 98% of what the NAV per share of the capital shares was at the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of capital shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by AST may exceed 98% of the NAV per share of the capital shares. AST will begin to

Western Asset Municipal High Income Fund Inc.	37

Dividend reinvestment plan (unaudited) (cont’d)

purchase capital shares on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Capital shares in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to its capital shares issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST or the Fund on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

38	Western Asset Municipal High Income Fund Inc.

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund from November 2012 through September 2013 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, 99.99% of the net investment income distribution paid in October 2013 qualifies as a tax-exempt interest dividend for Federal income tax purposes.

Please retain this information for your records.

Western Asset Municipal High Income Fund Inc.	39

Western Asset

Municipal High Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller*

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick**

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller*

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Municipal High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer &Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher& Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock Exchange Symbol

MHF

*	Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.

**	Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Municipal High Income Fund Inc.

Western Asset Municipal High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset Municipal High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX010547 12/13 SR13-2088

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2012 and October 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $44,250 in 2012 and $44,250 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $0 in 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Municipal High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2012 and $7,100 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Municipal High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Municipal High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Municipal High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Municipal High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Municipal High Income Fund Inc. during the reporting period were $0 in 2013.

(h) Yes. Western Asset Municipal High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Municipal High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson
Paolo M. Cucchi
Daniel P. Cronin
Carol L. Colman
Leslie H. Gelb
Eileen A. Kamerick (Effective February 14, 2013)
Dr. Riordan Roett
Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA” or “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV contains a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

David Fare Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager at Western Asset since 2005; prior to that time, Mr. Fare was with Citigroup Asset Management or one of its affiliates since 1989.

Robert Amodeo Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager at Western Asset since 2005; prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

Dennis McNamara Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager at Western Asset since 2001.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of October 31, 2013.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance- Based
Stephen A. Walsh‡	Other Registered Investment Companies Other Pooled Vehicles Other Accounts	104 246 711	$ 186.3 billion $92.6 billion $171.2 billion	None 9 59	None $1.6 billion $15.5 billion
David T. Fare‡	Other Registered Investment Companies Other Pooled Vehicles Other Accounts	16 None 2	$14.2 billion None $1.3 billion	None None None	None None None
Robert Amodeo‡	Other Registered Investment Companies Other Pooled Vehicles Other Accounts	21 None 16	$16.6 billion None $3.2 billion	None None None	None None None
Dennis McNamara	Other Registered Investment Companies Other Pooled Vehicles Other Accounts	36 27 135	$142.8 billion $10.5 billion $47.6 billion	None 1 8	None $268 million $1.5 billion

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Walsh is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of October 31, 2013.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	A
David T. Fare	A
Robert Amodeo	A
Dennis McNamara	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal High Income Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Municipal High Income Fund Inc.

Date:	December 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Municipal High Income Fund Inc.

Date:	December 26, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Municipal High Income Fund Inc.

Date:	December 26, 2013